Offerings - Offering: 1	Sep. 15, 2026 USD ($)
Offering:
Fee Previously Paid	true
Rule 0-11	true
Transaction Valuation	$ 213,837,585.84
Amount of Registration Fee	$ 29,530.97
Offering Note	(1) Calculated as the aggregate maximum purchase price for shares of beneficial interest, based upon the net asset value per share as of June 30, 2026, of $22.32. This amount is based upon the offer to purchase up to 9,580,537 common shares of beneficial interest, par value $0.01 per share, of Oaktree Strategic Credit Fund. (2) Calculated at $138.10 per $1,000,000.00 of the Transaction Valuation in accordance with Rule 0-11 under the Securities Exchange Act of 1934, as amended, as modified by Section 6(b) Filing Fee Rate Advisory for Fiscal Year 2026.